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Confidential Treatment Statement

In the following document, we have redacted certain information because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed, under the Freedom of Information Act (“FOIA”) (5 U.S.C. § 552), and applicable regulations adopted by the Securities and Exchange Commission (including 17 C.F.R. § 200.83 (d)(1)).  The redacted information is indicated with “[XXXXX]”.

Wenzhou Yangfushan marina leasing contract

Party A: Wenzhou Urban Construction Investment Co., Ltd. (marina owner)

Unified social credit Code: [XXXXX]

Address: [XXXXX]

Legal representative: [XXXXX]

Party B: Wenzhou liangye Environmental Technology Co., Ltd. (owner of supporting housing)

Unified social credit Code: [XXXXX]

Address: [XXXXX]

Legal representative: [XXXXX]

Party C: Khashing yacht industry investment (Guangdong) Co., Ltd. (user)

Unified social credit Code: [XXXXX]

Address: [XXXXX]

Legal representative: [XXXXX]

Party D: [XXXXX] (guarantor)

(the guarantor is a natural person): [XXXXX]

Pass for Taiwan residents to and from the mainland: [XXXXX]

Address: c2-2220 Wanda Plaza, Huangpu District, Guangzhou

Tel: [XXXXX]

In accordance with the contract law of the people's Republic of China and the relevant provisions of state-owned assets leasing, the parties, in line with the principles of equality, voluntariness, fairness and good faith, sign this contract for the investment promotion of Wenzhou Yangfushan sailing boat marina for the parties to abide by.

This contract, including all documents and drawings, shall be an integral part of this contract. The comprehensive evaluation scheme document (bidding document) of the project is an integral part of the contract and has the same effect as the terms of the contract.

1 Basic information

 Marina Name: Wenzhou Yangfushan sailing boat marina.

 Marina location: Oujiang Road, north of convention and Exhibition Center.

 Dock area: about 2000 square meters, 18 berths.

 Supporting management room: about 200 square meters (subject to the scope specified in the first floor plan of No.7 service room).

(Note: Marina and supporting management room, collectively referred to as "contract object" in this Agreement)

2 Lease term

 The term of this contract is [XXXXX] years from the date when Party A, Party B, and Party C sign the transfer confirmation.

 The cultivation period within the contract period is [XXXXX], and Party C will complete the remodeling of supporting management rooms, the handling of relevant business procedures, the transformation and upgrading of the marina, and start the operation of external business and events at the same time. No rent or share will be charged during the cultivation period.

 Within three months before the expiration of the [XXXXX] contract, the parties to the contract may renew the three-year contract on the condition that Party C passes the [XXXXX] and [XXXXX] assessment.

3 Cooperation mode

 . The cooperation between Party A and Party C is divided into annual fixed rent and annual floating income (advertising income and sailboat training income). Party A entrusts Yangfushan sailboat marina to Party C for operation and management. Party A and Party B shall not interfere in Party C's daily operation and management. However, the advertising income and sailboat training income shall be collected through the cashier system provided by Party A. The operating revenue will be directly deposited into Party C's bank account.

i. Annual fixed rent of yacht marina: Party C shall pay Party A a fixed rent of [XXXXX], which shall be paid before operation may begin. The annual fixed rent shall increase by [XXXXX] year by year (every 12 months).

ii. Advertising revenue sharing: all advertising contracts of Party C involving the business scope of the marina shall be signed by Party A and Party C. Internally, it shall be specified that the total annual advertising revenue shall be divided into [XXXXX] for Party A, [XXXXX] for Party B and [XXXXX]for Party C. If the revenue sharing fails to reach the minimum price of [XXXXX] promised by Party C after annual accounting between Party A and Party B, Party C shall make up the difference according to the price promised in the bidding.

iii. Share of sailboat training: Party C is responsible for the management and operation of sailboat training. [XXXXX] of the sailboat training revenue share will go to Party A and the remaining [XXXXX] will go to Party C. If Party A's revenue share fails to reach the minimum price of [XXXXX] promised by Party C annually, Party C shall make up the difference according to the minimum price promised by Party C.

iv. All operating income related to berth shall be owned by Party C.

v. Party C shall not only pay the fixed rent, advertising revenue share and sail boat training share, but also pay the water, electricity and property costs incurred in actual operation.

 In order to make full use of the existing Oujiang tourism resources, Party C shall support Party A's merchant assessment and staff training.

 Settlement: the annual fixed rent of the yacht marina shall be settled every 12 months, paid before use, and paid 15 days before the expiration date of the previous year. Floating income (including advertising revenue share and sailboat training revenue share, etc.) will be settled every six months.

 Party A and Party B shall issue invoices to Party C for the rent, income share, water, electricity fee, and other expenses paid by Party C to Party A and Party B.

4、 Margin

 Deposit: Party C shall pay Party A [XXXXX]  of the first year's rent of the yacht marina as a deposit (rounded) of [XXXXX].

 If the lease contract is rescinded or terminated, Party C shall go through the procedures of clearing all expenses and vacating the subject matter of the contract, timely canceling, or changing the business address, registered address, and water and electricity account name, no water pollution, etc., Party A shall check that the subject matter of the contract and all facilities are intact, and return the deposit without interest within 30 working days after fulfilling the above confirmation procedures.

 Assessment deposit: in the first contract year, Party C shall submit a letter of indemnity  in the amount of [XXXXX]，to Party A as the assessment deposit. If all the assessment items in the current year (contract year, not natural year, same as below) are qualified, the amount of guarantee in the next year will be reduced by [XXXXX], and so on. If one or more assessment items in the current year are unqualified, Party A shall be fined and deducted the deposit amount based on assessment rule.

5、 Delivery standard of contract object

(1) The specific delivery date of the subject matter of the contract shall be subject to the delivery confirmation signed by Party A, Party B and Party C.

(2) Before signing this contract, Party C has understood and inspected the subject matter of the contract, the surrounding environment and the relevant conditions of the subject matter of the contract on the spot, fully understood and recognized the existing or possible defects of the subject matter of the contract provided by Party A and Party B, and is responsible for making up and eliminating them on its own, so as to ensure that it will not make any claim to Party A and Party B on this ground, and that it will solve the possible potential problems and risks. Party A and Party B shall not bear all responsibilities.

6、 Property maintenance and other matters during the lease period

 Party A shall deliver the leased object to Party C according to the delivery standard agreed in this contract, and Party C shall be responsible for the daily maintenance and operation expenses of the leased object and ancillary facilities (if any).

During the lease term, Party C shall be responsible for the daily repair of the subject matter and ancillary facilities and equipment (if any), including but not limited to water leakage, wall and ground damage and cracking, door and window damage, relevant facilities and equipment, yacht pontoon damage and/or missing, oil leakage pollution, etc. During the lease term, Party C shall be responsible for the damage or encroachment of the subject matter caused by a third party, which has nothing to do with Party A.

 Party A shall provide Party C with the drawings and relevant approval documents of the leased object [including but not limited to the approval or filing procedures (if any) for fire inspection approval and environmental protection assessment of marina construction]; Party C shall be responsible for handling the approval or filing procedures for leasing subject, remodeling approval, sailboat operation approval, health and administrative license, industrial and commercial registration, etc., and Party A shall provide the support. Party C shall not file a claim against Party A on the ground that the examination and approval procedures are blocked or the examination and approval cannot be passed due to the unusable function of the subject matter, incomplete ancillary facilities and equipment, and incomplete relevant data.

 With the written consent of Party A and Party B, Party C may transform or add other things to the subject matter, but the safety of the subject matter shall not be affected, and the main body and bearing structure of the subject shall not be removed. Party C may modify or add other things to the subject according to the operation needs and with the written consent of Party A. Party C shall report to the functional department of the government for permission before carrying out the renovation and remodeling of the leased object, and shall submit the scheme design drawings of the renovation and remodeling as well as the relevant documents approved by the government to Party A for the record.

 If Party C needs to set up advertisement, signboard, sunshade (rain) awning, outdoor unit of air conditioner, oil drainage, smoke exhaust, drainage and sewage lines, etc., it shall not affect the neighboring parties, and all technical indexes shall meet the standards, which can be implemented only after Party A and Party B agree and report to the government functional department for approval.

 Party C shall not pull wires without permission, store any inflammable and explosive contraband, occupy or obstruct other people's use of public facilities and public places without permission, or build any buildings in public places, otherwise Party C shall be responsible for all consequences arising therefrom.

Party C shall be responsible for the property management fee, water and electricity fee and other expenses during the lease term; Party C shall solve the water, electricity and other expenses of the subject matter of the lease by itself, and Party A shall not compensate for the termination of the contract due to expiration or early termination for various reasons; Party A shall have the right to take temporary suspension measures without written notice if Party C defaults on the rent or other water and electricity fees for more than one month Party C shall be responsible for the loss caused by water and power failure until Party C has paid all the expenses.

 Party C shall use the subject matter of the lease legally and shall not engage in illegal activities by using the subject matter of the lease; Party C shall bear all responsibilities for any illegal act during the lease period.

 Party C shall handle the surrounding social relations (including but not limited to neighborhood relations, property management company relations, owners' committee relations, etc.) of the leased object by itself, and the losses and risks arising therefrom shall be borne by Party C itself.

 In case of expiration or early termination of the contract, Party C shall hand over the subject matter of the contract in its original state at the time of delivery. Party A shall not be liable for any compensation. If the subject matter is damaged due to Party C's removal, Party C shall restore the subject matter to its original state or compensate for the loss.

 When the contract is expired or terminated in advance and Party A requests to remove the object which added by Party C, Party A may remove the object on behalf of Party C if Party C refuses to remove.  The relevant expenses shall be borne by Party C.

 Party C shall comply with the requirements of fire prevention, public security and health stipulated by the state, and provide necessary facilities at Party C's expense. Party C shall be responsible for the cost of necessary facilities and equipment due to the inspection of relevant government departments.

 Party A, Party B and Party C must sign the letter of responsibility for the safety of the leased object and strictly perform it. During the lease term, Party C shall be responsible for all safety problems related to the fire control of the subject matter. If Party A, Party B and other third parties suffer losses, Party C shall be responsible for compensation. If Party A and Party B are involved in the claim, they can claim compensation from Party C.

 Party C shall be responsible for the regular inspection and maintenance of the yacht marina according to relevant regulations, and bear all costs.

7、 Contract modification, rescission and termination

 The change of the contract shall be agreed by all parties; without the consent of all parties, the contract shall not be changed unilaterally; otherwise, the breaching party shall bear the responsibility. Any modification, supplement or alteration to this contract shall come into force in written form after being signed and sealed by the legal representatives or authorized agents of all parties, and shall be an integral part of this contract with the same effect.

 If either party of the contract is unable to continue to perform the contract for some reason, it shall notify the other party in writing 2 months in advance, and the contract can be terminated only after the parties reach an agreement through consultation.

 During the lease term, Party A has the right to unilaterally terminate the lease contract if Party C has any of the following circumstances:

i. Party C owes rent and property expenses for more than 2 months after Party A urges Party C to do so;

ii. Party C transfers, sublets, lends, or entrusts the leased subject matter without authorization;

iii. Party C decorates, renovates, adds other things, or changes the use nature or structure of the subject matter without the written consent of Party A;

iv. Party C uses the leased object for illegal activities or damages the public interest;

v. Party C's intentional destruction or non-Force Majeure causes serious damage to the subject matter;

vi. Party C is ordered by relevant departments to make rectification within a time limit due to violation of rules, laws and regulations, or the leased object is sealed up by judicial or administrative organs according to law due to Party C's reasons; vii. Party C violates the contents of the letter of responsibility for the safety of the leased object;

viii.  Other circumstances under which Party C violates this contract.

 During the lease term, Party C has the right to unilaterally terminate the lease contract under any of the following circumstances:

i. If Party A fails to deliver the subject matter to Party C for use in accordance with the contract, and the delivery time exceeds 2 months, Party C may unilaterally terminate the contract and require the return of the rent and fees paid to Party A;

ii. Other circumstances stipulated by law.

 If either party unilaterally cancels the contract in accordance with the above (3) and (4), the written notice of the observant party to terminate the contract shall take effect when it is delivered to the other party at the address agreed in the contract, and the contract shall be terminated on the effective day.

 Termination of lease contract:

i. The expiration of contract;

ii. Termination of the contract by either of parties;

iii. Other circumstances agreed by all parties.

8、 Liability for breach of contract

（1） If Party C fails to pay the rent of the subject matter and the floating income in full within the time limit specified in the contract, except paying the payable fees, Party C shall pay Party A liquidated damages at the rate of 0.05% of the payable fees every day since the expiration date. （2） If Party A fails to deliver the subject matter to Party C for use within the agreed time limit, in addition to returning the overpaid rent, Party A shall pay Party C liquidated damages at the rate of 0.05% of the rent paid every day from the agreed date.

 Before the expiration of the contract or the next day after the termination of the contract, Party C shall vacate and return the subject matter of the lease. If Party C fails to vacate and return the subject matter within the time limit, Party C shall pay Party A and Party B double the rent during the occupation period according to the rental price of the year in which it should vacate (i.e. the rent of the overdue vacating period = the daily rent of the year in which it should vacate * 2 * the days of delayed vacating). Party C shall be deemed to have given up the goods it has not cleared within the time limit Party A and Party B have the right to dispose of the above-mentioned articles from the date of termination of the contract without any responsibility, and the expenses incurred in disposing of the above-mentioned articles shall be borne by Party C.

 If Party C violates the contract and causes economic losses to Party A, Party B or the third party, or infringes the legitimate rights and interests of the third party, Party C shall not only be responsible for compensating Party A, Party B or the third party for the economic losses caused thereby, but also bear the corresponding legal liabilities, and shall pay liquidated damages to Party A and Party B according to 10% of the annual fixed rent of the yacht marina in the first year.

 If Party C proposes to terminate the contract due to its own reasons within the term of the contract, with the consent of Party A, in addition to settling the rent according to the actual lease term, Party C shall also pay Party A liquidated damages at the rate of 10% of the annual fixed rent of the yacht marina in the first year.

 If Party C terminates the contract due to violate the provisions of Article 7 (3) (2-7), in addition to settling the rent according to the actual lease term, Party C shall also pay liquidated damages to Party A at the rate of 30% of the first year rent.

 During the lease term, if Party C has delayed paying the rent twice in total, or has delayed paying the rent and related fees more than two months, it will be listed in the "lease dishonest list", and Party C shall not participate in all kinds of asset leasing organized by Party A and act as the joint guarantor of the lease within five years.

9、 Exemption clause

 If the subject matter is lost due to natural disasters or force majeure during the lease term and the contract cannot be performed, each party shall have the right to terminate the contract without any legal liability. When the contract is terminated due to this clause, Party A does not need to give Party C any compensation, and Party C shall immediately settle all the fees payable according to the actual number of rental days.

 During the lease term, if the lease object is unable to be provided to Party C due to government action, urban construction, demolition and resettlement, public interest and other reasons, Party A and Party B may unilaterally terminate this lease contract, and Party A shall notify Party C to move out in 2 months. In addition to returning the unused rent without interest, Party A and Party B do not need to pay any compensation to Party C. If Party C refuses to move out, Party A has the right to ask Party C to compensate for all economic losses arising therefrom.

 During the lease term, Party C shall be responsible for any disputes or liability arising from the operation, contract, labor issues, which have nothing to do with Party A. If Party A and Party B are involved in the claim, they can claim compensation from Party C.

 Party A and Party B shall not compensate for any service fee paid by Party C to the third party no matter the contract is terminated upon expiration or due to any reasons.

10、 Rights and obligations of all parties

(1) Party A shall provide the current marina to Party C for operation. Party C shall guarantee that the facilities are intact during the leasing term, and the marina facilities shall be maintained effectively. If there is any damage in the process of use or the loss caused by inadequate maintenance and dredging, it shall be restored unconditionally. Otherwise, Party A may deduct the relevant restoration costs from the deposit.

(2) Party C shall implement the optimized lifting plan for the marina confirmed by Party A and the house remodeling plan confirmed by Party B in writing. Party C shall ensure that the marina lifting complies with relevant regulations and shall not affect the completion and approval of the marina. Party C shall not enter the construction site without the remodeling plan confirmed by Party B in writing.

(3) Party C needs to park at least five demonstration yachts every day. And ensure that the competition will be held at least once a year.

(4) Party B has obtained the route of Oujiang night tour project. During the leasing period, Party C must unconditionally cooperate with Party B for the route safety, and shall not carry out any other commercial activities related to Oujiang night tour route, unless Party B's written consent is obtained.

(5) Party A will do the annual evaluation of Party C. If the assessment fails to meet the requirements, Party C shall have a one-year rectification period. If the assessment requirements are not met after the rectification period, Party A shall have the right to dismiss and terminate the contract, and Party C shall cooperate unconditionally.

(6) Party C shall provide a spare berth for Party B to dock a licensed yacht (less than 45 feet in length) for free. The location shall be arranged by Party C according to the actual situation of the berth. The actual water, electricity and other service charges should be payable by Party B and will be negotiated by both parties separately. Both parties shall sign the relevant agreement in advance.

(7) Rights and obligations of Party D

i. Party D is fully aware of Party C's business status and debt situation, and voluntarily provides joint liability guarantee with his personal property, and all meanings under the contract are true.

ii.

Party D provides the joint liability guarantee.

iii. The scope of guarantee includes but is not limited to the rent, guaranteed share, liquidated damages, compensation, expenses for realizing the creditor's rights (including legal costs, lawyers' fees, preservation fees, etc.) and all other expenses payable under the contract.

iv. The guarantee period shall be two years from the next day after the expiration date specified in the contract.

v. If Party A terminates or rescinds the contract in advance according to the contract, the guarantee period shall be two years from the next day after Party A notifies Party C of the termination of the contract.

vi. If Party A and Party B transfer the creditor's rights to a third party, it does not need Party D's consent, but Party D must be informed in time. Party D shall still bear joint liability within the scope of the original guarantee.

vii. When Party A terminates the contract in accordance with the contract, Party A has the right to notify Party D to assume the guarantee responsibility, and Party D shall perform the guarantee responsibility within 10 days after receiving the notice. viii. Party D's guarantee responsibility for Party C's payment of rent and related fees shall be independent and shall not be affected due to the invalidity of the lease contract between  other parties.

ix. Party A has made it clear to Party D before signing this agreement that Party D, as the guarantor of Party C, shall bear all legal liabilities. Party D has seen and fully understood the above terms, and has no objection.

11 Other lease agreements

If Party C really needs to transfer the lease right, Party C and the new lessee can submit a written application jointly after one year of the lease contract. With the consent of Party A, Party C will terminate the original lease contract, and Party A will sign the lease contract with the new lessee. The new lease term shall not exceed the remaining lease term of the original lease contract, and the rent shall not be lower than the rent stipulated in the original lease contract. Meanwhile, in addition to settling the rent according to the actual lease term, Party C shall also pay Party A the liquidated damages at the rate of 10% of the annual fixed rent of the first year.

12 Notice and delivery

Mailing address:

Party A: [XXXXX]Tel (mobile): [XXXXX] email: [XXXXX]

Party B: [XXXXX]

Post code: [XXXXX] Tel (mobile): [XXXXX] email: [XXXXX]

Party C: [XXXXX] Tel. (mobile): [XXXXX], e-mail: [XXXXX]

Party D:

Tel (mobile): [XXXXX], e-mail: [XXXXX]

All documents required to be given under this contract, as well as correspondence between the parties and notices related to this contract, must be in writing. If a notice or document is sent by delivery person, it’s been delivered if the receiver signs or another person signs for him; if it is sent by fax, it shall be deemed as delivered after the document faxed; if it is sent by mail, it shall be deemed as delivered if it is signed or refused to sign by the other party. If no written notice is given to the other parties for address or name change and caused mail return, it shall be deemed as delivered since the date shows the return reason on the mail. In case of any dispute between the parties, it shall be settled by litigation. The parties agree their addresses in this contract shall be used as the service addresses for the court, and the parties shall accept the e-mail service (if any) agreed in this contract. If not, the business registration address of each party and the address on the ID card of natural person shall be the designated address for receiving documents.

13、 Supplementary Provisions

 Party C signs the "Safety Responsibility Statement" as an annex to this contract, which has the same legal effect as this contract and shall be strictly performed.

 This contract is the formal document of the lease relationship between the parties. For matters not covered in the contract, the parties shall reach a supplement agreement. The supplementary agreement shall have the same effect as this contract. If the contents of the two terms are inconsistent, the subsequent supplementary agreement shall prevail.

 Any dispute arising from or in connection with this contract shall be settled by both parties through negotiation. If the negotiation fails, the parties may file a claim in the local court where Party A is located.

 This contract shall come into force after being signed by Party A, Party B, Party C and Party D. This contract is made in OCTUPLICATE, with Party A, Party B, Party C and Party D holding two copies respectively.

Party A has explained the terms of this contract, Party C has understood of the lease subject on site

(including the defects of the subject matter, etc.), and has fully understood the terms of the contract,

Party C is willing to perform cooperation according to this contract.

Party A: Wenzhou Urban Construction Investment Co., Ltd

Legal representative / authorized person: specific date:

Party B: Wenzhou Liangye Environmental Technology Co., Ltd

Legal representative / authorized person: specific date

Party C: Khashing yacht industry investment (Guangdong) Co., Ltd

Legal representative / authorized person:

specific date Party D: specific date

Signing place: Wenzhou, China

Exhibit 1:       Safety responsibility statement

Assets Owner: Wenzhou Urban Construction Investment Co., Ltd. and Wenzhou Liangye Environmental Technology Co., Ltd. (hereinafter referred to as Party A)

Operation side: Khashing Yacht Industry Investment (Guangdong) Co., Ltd. (hereinafter referred to as Party B)

In order to implement the safety responsibility, set up the policy of "safety first, prevention first, and comprehensive management" and ensure that everything is safe and no risk at all. By mutual agreement, Party A and Party B hereby sign this safety responsibility statement.

1 The Wenzhou Yangfushan sailing boat marina provided by Party A to Party B shall meet the fire safety requirements and get the permit from the relevant departments.

2 Party A and Party B shall strictly abide by and implement laws, regulations and relevant policies such as production safety law and fire protection law, and consciously obey the supervision, inspection and management of fire department.

3 Party B shall cooperate, voluntarily accept the regular or irregular safety inspection carried out by Party A, and timely rectify the potential safety hazards proposed by Party A.

4 When remodel the Wenzhou Yangfushan sailing boat marina, Party B shall hire qualified enterprises to carry out the construction, strictly abide by the fire and safety operation regulations, and not allowed to implicate, wiring without previous permission; it is forbidden to change gas pipelines without authorization, damage, misappropriate, dismantle fire-fighting facilities and equipment without authorization; it is strictly in accordance with fire-fighting technical standards, and apply the non-combustible and refractory materials. The facility can be operated only after passing the inspection of relevant departments such as fire department.

5 Party B shall provide complete and sufficient fire-fighting equipment in accordance with national standards, set up safety evacuation indication signs, emergency lighting facilities, mechanical smoke exhaust and air supply facilities, and ensure that the above equipment and facilities are always in good condition and effective, and ensure that the evacuation passage, emergency exit and fire engine passage are not obstructed.

6 Party B shall carry out safety publicity, education and training, improve the safety awareness of all staffs, and maintain the safety management of Wenzhou Yangfushan sailing boat marina.

7

Party B shall conduct regular safety inspection on Wenzhou Yangfushan sailing boat marina and its business activities, and timely check and eliminate potential safety hazards. In case of fire hazards or unqualified fire-fighting equipment, Party B shall make timely rectification to ensure the safety of life and property.

8 Party B shall abide by the relevant regulations and ensure fire prevention, theft prevention, poison prevention, flood prevention, disaster prevention, electricity and gas use; strictly prohibit the operation, storage and accommodation as "three in one"; strictly prohibit private pulling and connecting wires or increasing power load carelessly to ensure the safety of electricity use; strictly prohibit the use of fire in the corridor and the storage of inflammable, explosive, highly toxic and other dangerous goods that do not meet the safety standards; make sure the corridor and passage are unblocked.

9 Party B shall establish and improve the fire emergency rescue plan and accident emergency rescue plan according to the needs, and regularly organize training and drills to ensure the operability and practicality of the emergency rescue plan and effectively improve the emergency rescue ability.

10 In case of any safety accident, Party B must report to the police in time and organize rescue and evacuation quickly. At the same time, it is necessary to protect the scene, accept the investigation by the relevant departments at a higher level, truthfully reflect the situation of the accident, and do not delay reporting, make a false report, or conceal it.

11 Party B shall be responsible for the safety of the personnel related to the operation inside and outside the site. In case of accident, Party B shall be responsible for and bear all the compensation expenses.

12 If Party B violates the relevant national laws, regulations, policies and other regulations, or inadequate management caused accidents, all consequences shall be borne by Party B. If Party B causes losses to Party A, Party B and the third party, Party B shall be responsible and bear all compensation expenses.

13 This Safety Responsibility Statement is made in sextuplicate, with Party A and Party B holding three copies respectively, and shall come into force as of the date of signing.

Party A: Wenzhou Urban Construction Investment Co., Ltd

Representative / authorized person:

Date:

Wenzhou Liangye Environmental Technology Co., Ltd

Representative / authorized person:

Date

Party B: Khashing Yacht Industry Investment (Guangdong) Co., Ltd

Representative / authorized person:

Date

温州杨府山帆艇码头租赁合同

甲方：温州市城市建设投资有限公司（码头业主方）

统一社会信用代码：[redacted]

地址：[redacted]

法定代表人：[redacted]

乙方：温州良业环境技术有限公司（配套用房业主方）

统一社会信用代码：[redacted]

地址：[redacted]

法定代表人：[redacted]

丙方：嘉信游艇产业投资（广东）有限公司（使用方）

统一社会信用代码：[redacted]

地址：[redacted]

法定代表人：[redacted]

丁方：[redacted]（担保方）

（担保方为自然人）：[redacted]

台湾居民往来大陆通行证：[redacted]

地址：[redacted]

联系电话：[redacted]

根据《中华人民共和国合同法》和国有资产租赁相关规定等，各方本着遵循平等、自愿、公平和诚实信用的原则，就温州杨府山帆艇码头招商事宜签订本合同，供各方遵守。

本合同包括所有文件及图纸均构成本合同不可分割的一部分。

本项目综合评议方案文件（招标文件）是本合同不可分割的一部分，与本合同条款具有同等效力。

一、基本情况

1. 码头名称：温州杨府山帆艇码头。

1

2. 码头位置：瓯江路会展中心北面瓯江。

3. 码头面积：约 2000 平方米，18 个泊位。

4. 配套管理用房：约 200 平方米（以《7 号服务用房一层平面图》划定的范围为准）。

（注：码头及配套管理用房，本协议中统称“合同标的物”）

二、租赁期限

（1）本合同期限为[redacted]；自甲方、乙方和丙方签署移交确认书后起计。

（2）合同期限内的培育期为[redacted]，丙方在培育期内完成：配套管理用房的装修、相关经营手续的办理、码头的改造提升，并同时开始启动对外经营和赛事的运作等工作。培育期不收取相关租金及分成。

（3）[redacted]合同期满前三个月内，本合同各方可续签[redacted]合同，续签的条件为：丙方通过[redacted]及[redacted]考核。

三、合作方式

1. 甲方、丙方合作方式采用游艇码头年固定租金+年浮动收入（广告收入、帆艇培训收入）分成，甲方将杨府山帆艇码头委托给丙方经营，丙方享有码头的运营管理权，甲乙双方不干预丙方的日常运营和管理；但广告收入与帆艇培训的收入须采用甲方提供的收银系统，营业收入资金直接进入丙方的银行账户。

（1）游艇码头年固定租金：丙方须每年向甲方支付[redacted]元的固定租金，先付费后经营，年固定租金逐年（按每满 12 个月递增一次）递增[redacted]。

（2）广告收入分成：丙方涉及码头经营范围的所有广告合同对外由甲丙方共同签署，对内明确全年广告总收入按甲方[redacted]、乙方[redacted]丙方[redacted]分成，若甲方与乙方年度核算后收入分成未达到丙方项目投标承诺的保底价格[redacted]，则丙方应按照其投标承诺时的价格予以补差。

（3）帆艇培训分成：丙方负责管理营运，帆艇培训收入分成按培训总营业额，甲方[redacted]、丙方[redacted]分成，若甲方收益分成经年度核算后未达到丙方项目投标承诺的保底价格[redacted]则丙方应按照其投标承诺时的保底价格予以补差。

（4）泊位相关的经营收入全部归丙方所有。

（5）丙方除支付上述年固定租金、广告收入分成和帆艇培训分成外，还需支付实际运营产生的水、电费用、物业费。

2. 考虑甲方为充分利用现有瓯江旅游资源串珠成链、扩线成面，丙方应对甲方的招商考察及员工

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培训，提供便利并予以支持。

3. 结算：游艇码头年固定租金12个月一结，先付后用，并上一年度租金届满期限15日前支付。浮动收益（含广告收入分成及帆艇培训收入分成等）实行6个月一结。

4. 丙方向甲方、乙方支付的租金、收入分成、水电费等各项费用，甲方、乙方须向丙方开具等额发票。

四、保证金

1. 履约保证金：丙方须向甲方支付游艇码头首年租金的[redacted]作为履约保证金（取整数），即[redacted]。

2. 租赁合同解除或终止时，丙方须办理结清各项费用和腾空合同标的物、及时注销或变更营业地址注册地址和水电户名等手续、无水域污染等情况、甲方查验合同标的物各项设施完整无损，履行上述确认手续并办结后，30个工作日内无息退还履约保证金。

3. 考核保证金：第一个合同年度丙方须按出具[redacted]额度的保函提交给甲方作为考核保证金，若当年度（合同年度，非自然年，下同）所有考核内容分项均考核合格的，则次年的保函额度减少[redacted]，以此方式类推逐年递减；若当年度有一项及以上考核内容分项不合格的，甲方按照考核办法规定的金额进行罚扣。

五、合同标的物交付标准

1. 合同标的物具体交付日期以甲、乙、丙三方签署的交付确认书为准。

2. 签订本合同之前，丙方已经了解并实地查看合同标的物、周边环境及合同标的物相关情况，对甲方、乙方提供的合同标的物存在或可能存在的瑕疵已作充分了解和认可，并自行负责弥补和消除，保证不会以此为由向甲方、乙方提出主张，对于可能潜在的问题与风险均由丙方承担，并放弃索赔，甲、乙方不承担一切责任。

六、租赁期间房产维护及其他事项

（一）甲方以本合同约定交付标准将租赁标的物交给丙方使用，同时丙方负责租赁标的物及附属配套设施设备（如有）的日常维护及运行费用。

（二）租赁期间，标的物及附属配套设施设备（如有）的日常修缮（包括但不限于漏水、墙地面破损开裂、门窗破损、相关设施设备、游艇浮箱损坏缺失、漏油污染等），须丙方自行负责维修及承担费用。租赁期间，标的物因第三方原因造成的损害或被第三方侵占，均由丙方自行负责处理，与甲方无涉。

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（三）甲方向丙方提供租赁标的物的图纸资料和相关审批文件【包括但不限于码头建设的消防验收、环保评估等审批或备案手续（如有）】；丙方负责办理租赁备案、装修审批、帆艇运营审批、卫生行政许可、工商登记等审批或备案手续，甲方应予以支持。丙方不得以标的物使用功能、附属配套设施设备不全、相关资料不齐等原因致使审批相关手续受阻或审批无法通过造成损失为由，向甲方提出索赔。

（四）丙方经甲乙双方书面同意，可对标的物进行改造或增设他物，但不得影响标的物的安全，标的物的主体和承重结构不得拆除。丙方根据运营需要，经甲方书面同意，可对标的物进行改造或增设他物。丙方在对租赁标的物改造、装饰装修前，须报政府职能部门取得许可后方可实施，并须将改造、装饰装修的方案设计图纸以及政府审批的相关文件等交由甲方备案。

（五）丙方如需设置广告、招牌、遮阳（雨）蓬、空调室外机、排油、排烟、排水、排污线路等，应以不影响相邻各方为前提，各项技术指标均须符合标准,经甲乙双方同意，并报政府职能部门审批后方可实施。

（六）丙方不得私自乱拉电线，存放任何易燃、易爆违禁品，禁止私自占用或妨碍他人使用公共设施及公共场地，禁止在公共场地搭建任何建筑物，否则由此造成的一切后果由丙方负责。

（七）租赁期间的物业管理费、水电费等费用均由丙方负责；租赁标的物的水、电等报装及费用由丙方自行解决，无论合同到期终止还是因各方原因提前终止的甲方均不予补偿；丙方拖欠租金或水电等其他应缴费用超过 1 个月的，甲方有权不经书面通知即采取暂时停水、停电的等方式催收，直至丙方缴齐费用，因此造成的损失由丙方自行承担。

（八）丙方须合法使用租赁标的物，不得利用该标的物从事违法活动；丙方在租赁期间如有违法行为，由其自行承担一切责任。

（九）丙方应自行处理好租赁标的物的周边社会关系（包括但不限于邻里关系、物业管理公司关系、业主委员会关系等），因此造成的损失、风险由丙方自行承担。

（十）合同期满或提前终止的，丙方按交付时合同标的物原状移交。标的物内部属丙方所有的装饰装修物可自行拆除，甲方不承担任何补偿；若因丙方拆除造成标的物损坏的，丙方应当恢复标的物原状或赔偿损失。

（十一）合同期满或提前终止，如丙方改造承租标的物而增设他物的，若甲方要求拆除他物丙方拒绝的，甲方可代替丙方拆除他物，相关费用由丙方承担。

（十二）丙方应遵守国家规定的有关防火、治安、卫生等方面的要求，配备必要的设施，所需费用由丙方负担。如因政府相关部门检查发现不符要求而必须配备设施设备的费用，均由丙方承担。

（十三）甲、乙方与丙方必须签订《租赁标的物安全责任书》，并严格履行。租赁期间，有关该标的物的消防等一切安全问题概由丙方负责，若给甲、乙方及其他第三方造成损失的，丙方负责赔偿。如甲、乙方因此受牵连被索赔的，可以向丙方追索。

（十四）丙方负责对游艇码头根据相关规定做定期检测及维护，并承担所有费用。

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七、合同变更、解除和终止

（一）合同变更应经各方协商一致；未经各方同意均不得单方违约变更；否则，由违约方承担责任。

凡对本合同进行修改、补充或变更的，须以书面形式经双方法定代表人或授权的委托代理人签字并加盖公章后生效，并作为本合同的组成部分，具有同等效力。

（二）合同各方任何一方因故不能继续履行合同，需提前 2 个月以书面形式通知对方，经各方协商一致后，方可办理合同解除手续。

（三）租赁期间，丙方有下列情形之一的，甲方有权单方解除租赁合同：

1. 经甲方催告丙方仍拖欠租金、物业费用超过 2 个月的；

2. 丙方擅自将承租标的物对外整体转让、整体转租、整体出借及委托经营的；

3. 丙方未经甲方书面同意擅自对标的物进行装饰装修、改造、增设他物、改变标的物使用性质或标的物结构的；

4. 丙方利用承租标的物进行非法活动或损害公共利益的；

5. 丙方蓄意破坏或非不可抗力，致使标的物严重损坏的；

6. 丙方因违章、违法、违规经营，而被相关部门责令限期整改而未限期整改的；或因丙方原因，租赁标的物被司法机关、行政机关依法查封的；

7. 丙方违反《租赁标的物安全责任书》约定内容的；

8. 丙方违反本合同约定的其他情形。

（四）租赁期间，有下列情形之一的，丙方有权单方解除租赁合同：

1. 甲方未按本合同约定将标的物交付丙方使用，超过规定交付时间 2 个月的，丙方可单方解除合同并要求返还已向甲方缴纳的租金和费用；

2. 法律规定的其他情形。

（五）任何一方若出现符合上述第（三）、（四）款单方解除合同情形时，守约方解除合同的书面通知按本合同约定的地址送达对方时生效，生效当天本合同解除。

（六）租赁合同终止：

1. 合同期届满终止；

2. 合同解除终止；

3. 经各方协商同意的其它情形。

八、违约责任

(一)丙方未在合同约定的期限内全额支付标的物租金及浮动收益的，除支付应付应付费用外，还应从逾期之日起，每天按应付费用的万分之五计算向甲方支付违约金。

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（二）甲方未在约定的期限内将标的物交付丙方使用，除退还逾期天数的租金外，还应从逾期之日起，每天按本期已付租金的万分之五计算向丙方支付违约金。

（三）合同期满或合同解除的次日前，丙方应腾空并退还租赁标的物，丙方逾期仍未腾空退还的，丙方应按应腾空当年的租金单价向甲乙方双倍支付占用期间的租金（即逾期腾空期租金=应腾空当年日租金*2*延期腾空天数），丙方逾期未清理的物品视为丙方放弃其所有权，甲乙方有权自合同终止之日起处理上述物品，无需承担任何责任，且因处理上述物品发生的费用，由丙方承担。

（四）丙方因违反本合同约定事项造成甲方、乙方或第三方经济损失、侵害第三方合法权益的，丙方除负责赔偿甲方、乙方或第三方因此所造成的经济损失，承担相应的法律责任外，还应按照首年游艇码头年固定租金的 10%向甲乙方支付违约金。

（五）丙方在合同期限内因自身原因提出解除合同的，甲方同意后，除按实际租期结算租金外，丙方还应按照首年游艇码头年固定租金的 10%向甲方支付违约金。

（六）丙方因违反本合同第七条第（三）款之 2--7 项的约定事项解除合同的，除按实际租期结算租金外，丙方还应按照首年成交价的 30%向甲方支付违约金。

（七）租赁期间，丙方逾期缴纳租金累计达到两次，或逾期缴纳租金及相关费用超过两个月的，将列入“租赁失信人名单”，五年内不得参加甲方组织的各类资产租赁及作为租赁连带保证人。

九、免责条款

（一）租赁期间因自然灾害或不可抗力等因素导致标的物灭失，合同无法履行的，则各方都有权向其他方提出提前终止合同而无须承担任何法律责任。合同因本款终止时，甲方不需要给予丙方任何赔偿或补偿，丙方应按照实际已经使用天数，即时结清所有应缴费用。

（二）租赁期间因政府行为、城市建设、拆迁安置、公共利益等原因，租赁标的物确实无法继续提供丙方使用而导致合同无法继续履行的，甲方、乙方可以单方解除本租赁合同，由甲方提前 2 个月通知丙方迁离，除无息退还已付未用租金外，甲方、乙方无须对丙方进行任何的赔偿或补偿。丙方拒不迁离的，甲方有权要求丙方赔偿因此产生的一切经济损失。

（三）丙方在租赁期间若发生经营、合同、劳资等纠纷或者责任事故，由丙方自行负责，与甲方无关。如甲、乙方因此受牵连被索赔的，可以向丙方追索。

（四）无论合同到期终止还是因各方原因提前终止的，丙方向第三方已支付的交易服务费，甲乙双方均不予补偿。

十、各方权利和义务

1. 甲方提供现状码头给丙方营运，丙方在合同期内保证移交时硬件设施完整，对码头硬件设施需进行有效维养，若在使用过程中有损坏的或维养、清淤不到位造成损失的需无条件恢复，否则甲方可

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在履约保证金中扣除相关恢复费用。

2. 丙方原则需按照经甲方书面确认的对码头优化提升方案、经乙方书面确认的房屋装修方案实施，丙方确保码头提升符合相关规定，不得影响码头竣工验收，未经乙方书面确认装修方案的，丙方不得进场施工。

3. 丙方日常需停靠至少伍条形象艇。并保证每年至少开展壹次比赛。

4. 乙方已获得瓯江夜游项目的航线特许经营权。丙方在合作期间必须无条件配合乙方的航线安全管理，并不得开展与瓯江夜游航线相关的商业活动，征得乙方书面同意的情形除外。

5. 甲方负责对丙方的年度经营考核。考核不达标的，丙方有一年整改期，若整改期后仍未达考核要求的，甲方有权给予清退并终止合同，丙方应无条件配合。

6. 丙方提供一个空余泊位给乙方免费停靠合法游艇（45 尺以下的游艇），位置由丙方根据码头泊位实际情况安排，乙方实际使用的水电费以及需要的其余服务费用则双方另行协商，双方需提前签订相关协议。

7. 丁方权力及义务

（1）丁方完全了解丙方实际经营状态及债务情况，自愿以个人财产等为其提供连带责任的保证担保，其在合同项下的全部意思表示真实。

（2）丁方担保方式为承担连带责任的保证担保。

（3）保证担保的范围包括但不限于合同项下的租金、保底分成、违约金、赔偿金、实现债权的费用（含诉讼费、律师费、保全费等）和所有其他应付费用等。

（4）担保期限为合同确定的到期日之次日起两年。

（5）若甲方按合同约定提前终止合同或者解除合同的，则担保期限为自甲方向丙方通知的终止合同之日次日起两年。

（6）若甲方、乙方将债权转让给第三人的，无需经丁方同意，但必须及时通知丁方。丁方仍在原保证范围内承担连带保证责任。

（7）甲方依合同约定，依法解除合同时，甲方有权通知丁方提前承担保证责任，丁方应在接到通知之日起 10 日内履行保证责任。

（8）丁方为丙方的租金及相关费用的缴付义务承担的保证责任为独立责任，不因甲、乙方租赁合同无效而无效。

（9）甲方在签订本协议之前已向丁方明示，丁方作为丙方担保人所应付的一切法律责任。丁方已看到并充分理解以上条款，且无异议。

十一、租赁其他约定

（一）丙方确需将租赁权转让的，可在租赁合同执行期满一年后，由丙方和新承租人共同提出书

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面申请，经甲方同意后，与丙方解除原租赁合同，由甲方与新承租人签订租赁合同，新租赁合同的租期不能超过原租赁合同的剩余租期，租金不得低于原租赁合同约定的租金；同时，丙方除按实际租期结算租金外，还应按照首年游艇码头年固定租金的10%向甲方支付违约金。

十二、通知及送达

通讯地址：

甲方：[redacted] 邮编：[redacted]

电话（手机）：[redacted] 电子邮箱：[redacted]

乙方：[redacted]

邮编：[redacted] 电话（手机）：[redacted] 电子邮箱：[redacted]

丙方：[redacted]，邮编：[redacted]

电话（手机）：[redacted]，电子邮箱：[redacted]

丁方：

电话（手机）：[redacted]，电子邮箱：[redacted]

根据本合同需要发出的全部通知以及各方的文书往来及与本合同有关的通知等，必须以书面形式进行。通知、文书如以专人传送的，受送达人及其代收人签收即构成送达；如以传真形式送达的，则以传真发出之日视为送达；如以邮寄形式送达的，以邮件对方签收或拒签视为送达。若因地址、名称有误或有变更而未书面通知另一方的，自邮件注明不能送达原因的日期，或因各种原因退回的，均视为送达。如各方发生纠纷，以诉讼方式解决，各方同意本合同约定的各方地址作为法院的送达地址，并且各方接受电子邮箱送达（如有）、本合同约定的电子邮箱作为电子邮件接收邮箱。若无填写则各方工商注册地址、自然人身份证上地址为指定文书接收地址。

十三、附则

（一）丙方签订“《租赁标的物安全责任书》”，作为本合同的附件，具有与本合同同等的法律效力，并严格履行。

（二）本合同为各方租赁关系最高效力的正式文本，合同未及未尽未详之事宜，由合同各方另行协商一致以协议书的形式予以补充，补充协议与本合同具有同等效力，如前后两者条款内容不相一致的，以订立在后的补充性协议为准。

（三）因本合同引起的或与本合同有关的任何争议，合同各方应协商解决；协商不成时，可向甲方所在地人民法院起诉。

（四）本合同经甲、乙、丙、丁方四方盖章后生效，本合同一式八份，甲、乙、丙、丁四方各执二份。

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甲方已经对本合同条款进行合理提示和说明，丙方对租赁标的物已进行了实地了解（包括标的物的瑕疵等），已充分理解合同条款，丙方自愿完全按照本合同的约定履行。

【本页以下无正文为签字页面】

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甲方：温州市城市建设投资有限公司

法定代表人/被授权人：

年　月　日

乙方：温州良业环境技术有限公司

法定代表人/被授权人：林立阳

2020年 12月 24日

丙方：嘉信游艇产业投资（广东）有限公司

法定代表人/被授权人：[redacted]

2021年 1 月15日

丁方：[redacted]

2021年 1 月15日

签约地：中国温州

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附件 1：

安 全 责 任 书

项目资产方： 温州市城市建设投资有限公司、温州良业环境技术有限公司（以下简称甲方）

项目运营方： 嘉信游艇产业投资（广东）有限公司（以下简称乙方）

为认真落实安全责任，自觉坚持“安全第一、预防为主、综合治理”的安全生产方针，切实加强安全管理、加强防范，确保安全工作万无一失。经甲、乙双方协商一致，特签订本安全责任书，以资双方共同遵守。

一、甲方向乙方提供的温州杨府山帆艇码头应经有关部门验收合格并符合消防安全要求。

二、甲、乙双方均应严格遵守、执行安全生产法、消防法等法律法规及有关政策，自觉服从消防部门的监督、检查与管理。

三、乙方应积极配合，主动接受甲方定期不定期开展的安全检查工作，并对甲方提出的安全隐患及时整改。

四、乙方对温州杨府山帆艇码头进行装修时，应当选聘有施工资质的企业进行施工，严格遵守用火、用电安全操作规程，不乱拉乱接电线；禁止擅自更改燃气管线，禁止损坏、挪用或者擅自拆除、停用消防设施、器材；严格执行消防技术标准，使用不燃、难燃材料，并通过消防等相关部门验收合格后方可营业。

五、乙方应按规定配齐、配足符合国家标准的消防设备、器材，设置安全疏散指示标志、应急照明设施、机械排烟送风等设施，并确保以上设备设施始终完好有效，确保疏散通道、安全出口、消防车通道畅通无阻。

六、乙方应积极开展安全宣传教育培训，提高全员安全意识，认真做好温州杨府山帆艇码头安全管理工作。

七、乙方对温州杨府山帆艇码头及开展的经营活动进行经常性的安全检查，及时排查、消除安全隐患，如存在火灾隐患、或消防器材不合格等情况，乙方要及时整改到位，有效保障生命和财产安全。

八、乙方应遵守有关规定，认真做好防火、防盗、防毒、防汛、防灾及用电、用气等安全工作；严禁经营、仓储、住宿“三合一”；严禁私拉、乱接电线和随意加大用电负荷，确保用电安全；严禁在楼道内用火和存放不符合安全标准的易燃、易爆、剧毒等危险物品，确保走廊、通道畅通。

九、乙方应根据需要建立健全消防应急救援预案、事故应急救援预案，并定期组织培训和开展演练，确保急救援预案的可操作性和实战性，有效提高应急救援能力。

十、发生安全事故乙方必须及时报警，迅速组织施救和疏散人员。同时要保护好现场，并接受上级有关部门的事故调查，如实反映事故情况，不得迟报、谎报，或者隐瞒不报。

十一、乙方负责场地内外与运营相关人员的人身安全事故责任，若发生人身意外伤害的，由乙方

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负责并承担全部赔偿费用。

十二、乙方违反国家有关法律法规、政策等规定，以及管理不到位造成事故的，其一切后果概由乙方负责，给甲方、乙方及第三方造成损失的，由乙方负责并承担全部赔偿费用。

十三、本责任书一式六份，甲、乙双方各执三份，自签订之日起生效。

甲方：温州市城市建设投资有限公司（盖章）

法人代表：

经办人：

签订时间：202 年 月 日

温州良业环境技术有限公司 （盖章）

法人代表：

经办人：

签订时间：2020年 12月24日

乙方：嘉信游艇产业投资（广东）有限公司（盖章）

法人代表：[redacted]

经办人：

签订时间：2021年 1 月15日

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